UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2022

PHOENIX BIOTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Broadway, Suite 705, Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

(215) 731-9450

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PBAXU	NASDAQ Global Market
Class A common stock, par value $0.0001 per share	PBAX	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock	PBAXW	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On October 30, 2022, Phoenix Biotech Acquisition Corp., a Delaware corporation (the “Company”), entered into a business combination agreement (the “Business Combination Agreement”) by and among the Company, OM Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Intrinsic Medicine, Inc., a Delaware corporation (“Intrinsic”). The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Intrinsic, with Intrinsic surviving as a wholly-owned subsidiary of the Company (the “Merger”). Upon the closing of the Merger (the “Closing”), the Company will change its name to “Intrinsic Medicine, Inc.” The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

Intrinsic is a preclinical-stage therapeutics company leveraging synthetic biology-manufactured human milk oligosaccharides as new medicines to treat large patient populations underserved by current treatment options.

The Merger, the Business Combination Agreement and the transactions contemplated thereby were unanimously approved and declared advisable by the board of directors of each of the Company and Intrinsic. The Company’s board of directors also resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of the Company.

Consideration and Structure

At the effective time of the Merger (the “Effective Time”), (i) each outstanding share of common stock, par value $0.0001 per share, of Intrinsic (the “Intrinsic Common Stock”) will be cancelled and converted into the right to receive a number of shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), equal to the Exchange Ratio (as defined in the Business Combination Agreement); (ii) each outstanding Intrinsic option will be converted into an option to purchase a number of shares of Class A Common Stock (each, a “Rollover Option”) equal to (A) the number of shares of Intrinsic Common Stock subject to such option immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, at an exercise price per share equal to the current exercise price per share for such option divided by the Exchange Ratio; in each case, rounded down to the nearest whole share, and rounded up to the nearest whole cent in the case of the exercise price of the Intrinsic options; (iii) each warrant to purchase Intrinsic Common Stock (each, an “Intrinsic Warrant”) outstanding as of immediately prior to the Effective Time will be converted into a warrant to acquire a number of shares of Class A Common Stock (each a “Rollover Warrant”) equal to (A) the number of shares of Intrinsic Common Stock subject to such Intrinsic Warrant immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, at an exercise price per share equal to the current exercise price per share for such Intrinsic Warrant divided by the Exchange Ratio; in each case, rounded down to the nearest whole share, and rounded up to the nearest whole cent in the case of the exercise price of the Intrinsic Warrant; and (iv) each outstanding Intrinsic convertible promissory note (each, an “Intrinsic Note”) will be assumed by the Company or exchanged for a note convertible into a number of shares of Class A Common Stock (each, a “Rollover Note”) in an amount and at an exercise price and subject to such terms and conditions, in each case, as set forth in the Intrinsic Note. Subject to certain exceptions, such terms and conditions applicable to a Rollover Warrant or a Rollover Note, will be the same terms and conditions as were applicable to the Intrinsic Warrant or the Intrinsic Note immediately prior to the Effective Time, respectively. The Company will issue to the equity owners of Intrinsic as consideration in the Merger an aggregate of 13.6 million shares of Class A Common Stock, including the number of shares of Class A Common Stock that will be subject to each Rollover Option, Rollover Warrant and Rollover Note.

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of Intrinsic, the Company and their respective subsidiaries during the period between execution of the Business Combination Agreement and Closing. The representations, warranties, agreements and covenants of the parties set forth in the Business Combination Agreement will terminate at Closing, except for those representations, warranties, covenants and agreements that, by their terms, contemplate performance after Closing. Each of the parties to the Business Combination Agreement has agreed to use its reasonable best efforts to take or cause to be taken all actions and things necessary to consummate and expeditiously implement the Merger.

Conditions to Closing

Under the Business Combination Agreement, the obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by requisite vote of the Company’s stockholders (the “Company Stockholder Approval”) and Intrinsic’s stockholders (the “Intrinsic Stockholder Approval”); (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of a Company Material Adverse Effect or SPAC Material Adverse Effect (each, as defined in the Business Combination Agreement) since the date of the Business Combination Agreement that is continuing; (iv) after giving effect to the transactions contemplated by the Business Combination Agreement, the Company has net tangible assets of at least $5,000,001 upon consummation of the Merger; (v) the Company’s initial listing application with Nasdaq in connection with the Merger has been approved and, immediately following the effective time of the Merger, the Company has satisfied any applicable initial and continuing listing requirements of Nasdaq and the shares of the Class A Common Stock have been approved for listing on Nasdaq, subject only to official notice of the issuance thereof; and (vi) the Registration Statement (as defined below) has become effective, no stop order has been issued by the Securities and Exchange Commission (the “SEC”) and remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order has been threatened or initiated by the SEC and remains pending. In addition, Intrinsic’s obligations to consummate the Merger is subject to the condition that the Available Closing Cash (as defined in the Business Combination Agreement) shall be greater than or equal to $15,000,000, including the amount released from the Company’s trust account (after reduction for the aggregate amount of payments made or required to be made in connection with the SPAC Stockholder Redemption (as defined in the Business Combination Agreement)) and the amount of funds available to consummate the Merger pursuant to the PIPE Financing (as defined in the Business Combination Agreement), minus certain transaction expenses of the Company and Intrinsic.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, without limitation, (i) by the Company or Intrinsic, if (a) the Closing has not occurred by June 30, 2023 (the “Termination Date”), unless the breach of any covenants or obligations of the party (Intrinsic, on one hand, or the Company or Merger Sub, on the other hand) seeking to terminate the Business Combination Agreement proximately caused the failure to consummate the Merger; (ii) by the Company or Intrinsic, in the event an applicable governmental, regulatory or administrative authority has issued a final and non-appealable order having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; (iii) by the Company or Intrinsic, if Intrinsic or the Company or Merger Sub, as applicable, has breached any of its respective representations, warranties, agreements or covenants contained in the Business Combination Agreement, such failure or breach would render certain conditions precedent to the Closing incapable of being satisfied, and such breach or failure is not cured or curable within 30 days of notice thereof; (iv) by the Company or Intrinsic if the Company’s stockholder meeting to vote on the Merger has concluded (including any adjournment or postponement thereof) and the Company Stockholder Approval was not obtained; (v) by the Company, if the Intrinsic Stockholder Approval is not obtained within 48 hours following the date that the Registration Statement becomes effective; or (vi) by mutual written consent of the Company and Intrinsic.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each, as defined in the Business Combination Agreement).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement is being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments. The following agreements were entered into concurrently with the execution of the Business Combination Agreement:

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, Phoenix Biotech Sponsor, LLC, a Delaware limited liability company (“Sponsor”), as the sole holder of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) and each of the Company’s officers and directors (“Other Company Insiders,” and together with the Sponsor, collectively, the “Company Insiders”), entered into a support agreement with the Company and Intrinsic (the “Sponsor Support Agreement”). Under the Sponsor Support Agreement, the Sponsor agreed to vote, at any meeting of the stockholders of the Company and in any action by written consent of the stockholders of the Company, all of such Sponsor’s shares of Class B Common Stock (together with any other equity securities of the Company that it holds of record or beneficially, as of the date of the Sponsor Support Agreement, or of which it acquires record or beneficial ownership after the date thereof (the “Subject Company Shares”) (i) in favor of (a) the Business Combination Agreement and the transactions contemplated thereby and (b) the other proposals that the Company and Intrinsic agreed in the Business Combination Agreement shall be submitted at such meeting for approval by the Company’s stockholders (together with the proposal to obtain the Company stockholders’ approval for the Merger, the “Required Transaction Proposals”) and (ii) against any proposal that conflicts with, or materially impedes or interferes with any Required Transaction Proposals or that would adversely affect or delay the Merger. The Sponsor Support Agreement also prohibits the Sponsor from, among other things and subject to certain exceptions, transferring any Subject Company Shares held by the Sponsor or taking any action that would have the effect of preventing or materially delaying the Sponsor from performing its obligations under the Sponsor Support Agreement. In addition, in the Sponsor Support Agreement, the Sponsor agreed to waive, and not to assert or perfect, among other things, any rights to adjustment or other anti-dilution protections with respect to the rate at which the shares of Class B Common Stock held by the Sponsor convert into shares of Class A Common Stock in connection with the transactions contemplated by the Business Combination Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Intrinsic Support Agreements

In connection with the execution of the Business Combination Agreement, certain Intrinsic stockholders (the “Intrinsic Supporting Stockholders”) entered into support agreements with the Company and Intrinsic (the “Intrinsic Support Agreements”). Under the Intrinsic Support Agreements, each Intrinsic Supporting Stockholder agreed, within 48 hours after the date that the definitive proxy statement/final prospectus included in the Registration Statement is disseminated by Intrinsic to its stockholders following the effectiveness of the Registration Statement, to execute and deliver a written consent with respect to all outstanding shares of Intrinsic Common Stock and preferred stock, par value $0.0001 per share, of Intrinsic held by such Intrinsic Supporting Stockholder (the “Subject Intrinsic Shares”) approving the Business Combination Agreement and the transactions contemplated thereby. In addition to the foregoing, each Intrinsic Supporting Stockholder agreed that, at any meeting of the holders of the capital stock of Intrinsic, each such Intrinsic Supporting Stockholder will appear at the meeting, in person or by proxy, and cause its Subject Intrinsic Shares to be counted as present threat for purposes of calculating a quorum and voted (i) to approve and adopt the Business Combination Agreement, the transactions contemplated thereby (including the Merger), and any other matters necessary or reasonably requested by Intrinsic for consummation of the Merger; and (ii) against any proposal that conflicts or materially impedes or interferes with, or would adversely affect or delay, the consummation of the transactions contemplated by the Business Combination Agreement (including the Merger).

The Intrinsic Support Agreements also prohibit the Intrinsic Supporting Stockholders from, prior to the Effective Time, among other things, (i) selling, assigning, transferring (including by operation of law), placing a lien on, pledging, disposing of or otherwise encumbering any of the Subject Intrinsic Shares, except if such transaction is in compliance with applicable securities laws, the governing documents of Intrinsic and the Business Combination Agreement, and the transferee agrees to be bound by the terms of the applicable Intrinsic Support Agreement; (ii) pledging, encumbering or creating a lien on any Subject Intrinsic Shares or entering into any contract, option, commitment or other arrangement or understanding with respect to the foregoing, (iii) granting any proxies or powers of attorney or entering into a voting agreement or other arrangement with respect to any Subject Intrinsic Shares, or (iv) taking any action in furtherance of the foregoing. In addition, under the Intrinsic Support Agreements, each Intrinsic Supporting Stockholder agreed (i) not to exercise any rights of appraisal or dissenter’s rights relating to the Business Combination Agreement and the transactions contemplated thereby (including the Business Combination) and (ii) not to commence or participate in any claim or action against Intrinsic, the Company or any of their affiliates relating to the negotiation, execution or delivery of the Intrinsic Support Agreements or the Business Combination Agreement.

Additionally, the Intrinsic Support Agreements prohibit the Intrinsic Supporting Stockholders from transferring their shares of Class A Common Stock (or any securities convertible into or exercisable or exchangeable for shares of Class A Common Stock), subject to certain permitted transfers, until the earlier of (A) 180 days after the date of Closing and (B) subsequent to the Closing, (x) if the last reported sale price of the Class A Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 consecutive trading day period commencing after the Closing, or (y) the date upon completion of a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the public stockholders of the Company having the right to exchange their Common Stock for cash, securities or other property (such period, the “Lock-Up Period”).

The foregoing description of the Intrinsic Support Agreements do not purport to be complete and is qualified in its entirety by the terms and conditions of the Intrinsic Support Agreements, copies of which are filed as Exhibits 10.2, 10.3, 10.4, and 10.5 hereto, and the terms of which are incorporated herein by reference.

In addition, the Business Combination Agreement contemplates the execution of various additional agreements and instruments in connection with the Closing, including the following:

Investor Rights Agreement

In connection with the Closing, the Company, certain stockholders of the Company (including the Sponsor) and certain stockholders of Intrinsic will enter into an Investor Rights and Lock-up Agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, each stockholder who is a party thereto will be granted customary registration rights with respect to their respective shares of Class A Common Stock, including demand and piggy-back registration rights. The Company has agreed to file a registration statement to register the shares of Class A Common Stock covered by the Investor Rights Agreement no later than 10 days following consummation of the Merger.

The Investor Rights Agreement will also restrict the ability of such stockholders to transfer their shares of Class A Common Stock (or any securities convertible into or exercisable or exchangeable for shares of Class A Common Stock), including shares of Class A Common Stock issued in connection with the Merger, subject to certain permitted transfers, during the Lock-Up Period; provided that the foregoing restrictions shall, with respect to the Sponsor, not apply to the Common Stock purchased by the Sponsor in the private placement that closed simultaneously with the Company’s initial public offering, provided that such securities are distributed in a Sponsor In-Kind Distribution (as defined in the Sponsor Support Agreement) to its members for no additional consideration following the Closing, in accordance with the terms of the Sponsor Support Agreement.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investor Rights Agreement, a form of which is attached as Exhibit A to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Employment Agreements

In connection with the Closing, the post-combination company will enter into employment agreements in form and substance reasonably acceptable to the Company and Intrinsic and substantially in the forms attached to the Business Combination Agreement (the “Employment Agreements”) with each of Alexander Martinez, Jason Ferrone, Emil Chuang, M.B.B.S., FRACP, and Dustin Crawford (collectively, the “Employment Agreements”), each of whom will serve as officers of the post-combination company. The Employment Agreements will supersede each of the respective executive’s current employment agreements with Intrinsic and will continue until either party terminates the executive’s employment for any reason.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of each Employment Agreement, a form of each of which is attached as Exhibits F-1 to F-4 to Exhibit 2.1 hereto, the terms of which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 31, 2022, Intrinsic issued a press release announcing the execution of the Business Combination Agreement. A copy of the press release is furnished hereto as Exhibit 99.l. A copy of the investor presentation that will be used by Intrinsic and the Company in connection with the Merger is furnished hereto as Exhibit 99.2.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information about the Business Combination and Where to Find It

This communication relates to the proposed business combination by and between the Company, Intrinsic and Merger Sub. In connection with the proposed business combination, the Company intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement and a preliminary prospectus relating to the shares of Company common stock to be issued in connection with the proposed business combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that the Company has filed or will file with the SEC or send to its stockholders in connection with the proposed business combination. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis for any investment decision or any other decision in respect of the proposed business combination.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION.

The definitive proxy statement/final prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed business combination. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed business combination. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the proposed business combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained, when available, free of charge from the Company at www.phoenixbiotechacquisitioncorp.com. The Company stockholders may also obtain copies of the proxy statement/prospectus, when available, without charge, by directing a request to the Company’s Secretary at Phoenix Biotech Acquisition Corp., 2201 Broadway, Suite 705, Oakland, CA 94612, Attention: Secretary.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed business combination will be implemented solely pursuant to the Business Combination Agreement, by and between the Company, Merger Sub and Intrinsic, dated October 30, 2022, and filed hereto as Exhibit 2.1, which contains the full terms and conditions of the proposed business combination.

Participants in Solicitation

This communication may be deemed solicitation material in respect of the proposed business combination. The Company and Intrinsic and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s initial public offering prospectus, which was filed with the SEC on October 8, 2021, the Company’s subsequent annual report on Form 10-K and quarterly reports on Form 10-Q. To the extent that holdings of the Company’s securities by insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the business combination will be included in the proxy statement/prospectus relating to the proposed business combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the proposed business combination and related transactions, pricing and market opportunity, the satisfaction of closing conditions to the proposed business combination and related transactions, the level of redemptions by the Company’s public stockholders and the timing of the completion of the proposed business combination, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Intrinsic’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from such assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Intrinsic and the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination, or that the approval of the stockholders of the Company is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on the stock exchange; (iv) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; (v) the risk that the proposed business combination disrupts current plans and operations of the Company or Intrinsic as a result of the announcement and consummation of the proposed business combination and related transactions; (vi) the risk that any of the conditions to closing of the business combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (vii) the failure to realize the anticipated benefits of the proposed business combination and related transactions; (viii) risks relating to the uncertainty of the costs related to the proposed business combination; (ix) risks related to the rollout of Intrinsic’s business strategy and the timing of expected business milestones; (x) the effects of competition on Intrinsic’s future business and the ability of the combined company to grow and manage growth, establish and maintain relationships with customers and healthcare professionals and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict; (xii) the outcome of any legal proceedings that may be instituted against the Company, Intrinsic or any of their respective directors or officers, following the announcement of the proposed business combination; (xiii) the amount of redemption requests made by the Company’s public stockholders; (xiv) the ability of the Company to issue equity, if any, in connection with the proposed business combination or to otherwise obtain financing in the future; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to biotechnology, industry and regulations; (xvii) changes in laws and regulations; and (xviii) those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, in each case, under the heading “Risk Factors,” and other documents of the Company to be filed with the SEC, including the proxy statement / prospectus. If any of these risks materialize or the Company’s or Intrinsic’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor Intrinsic presently know or that the Company and Intrinsic currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and Intrinsic’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company, and Intrinsic anticipate that subsequent events and developments will cause the Company’s and Intrinsic’s assessments to change. However, while the Company and Intrinsic may elect to update these forward-looking statements at some point in the future, each of the Company and Intrinsic specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s and Intrinsic’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of October 30, 2022, by and among Phoenix Biotech Acquisition Corp., OM Merger Sub, Inc. and Intrinsic Medicine, Inc.

10.1	Sponsor Support Agreement, dated as of October 30, 2022, by and among Phoenix Biotech Sponsor, LLC, Phoenix Biotech Acquisition Corp., Intrinsic Medicine, Inc. and certain investors.

10.2	Company Stockholder Support Agreement, dated as of October 30, 2022, by and among Phoenix Biotech Acquisition Corp., Intrinsic Medicine, Inc. and Alexander Martinez.

10.3	Company Stockholder Support Agreement, dated as of October 30, 2022, by and among Phoenix Biotech Acquisition Corp., Intrinsic Medicine, Inc. and Jason Ferrone.

10.4	Company Stockholder Support Agreement, dated as of October 30, 2022, by and among Phoenix Biotech Acquisition Corp., Intrinsic Medicine, Inc. and Emil Chuang.

10.5	Company Stockholder Support Agreement, dated as of October 30, 2022, by and among Phoenix Biotech Acquisition Corp., Intrinsic Medicine, Inc. and Dustin Crawford.

99.1	Press Release, dated October 31, 2022.

99.2	Investor Presentation, dated October 2022.

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX BIOTECH ACQUISITION CORP.

By:	/s/ Chris Ehrlich
Name:	Chris Ehrlich
Title:	Chief Executive Officer

Dated: October 31, 2022